SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




           Date of Report (Date of earliest event reported): June 4, 1997



                          ATLANTIC PREMIUM BRANDS, LTD.
                  (Exact name of registrant as specified in its
                                    charter)


            Delaware                       0-22614                       36-3761400
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer Identification No.)
 incorporation or organization)


                           650 Dundee Road, Suite 370
                              Northbrook, Illinois
                    (Address of principal executive offices)

                                      60062
                                   (Zip Code)

              (Registrant's telephone number, including area code)
                                 (847) 480-4000

                         ATLANTIC BEVERAGE COMPANY, INC.
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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                           Exhibit Index is on page 6.



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ITEM 5.  OTHER EVENTS

         In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Atlantic Premium Brands, Ltd. (the "Company") is hereby filing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those projected in forward-looking statements made by or on behalf of the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (99)     Additional Exhibits

                  99.1     Cautionary  Statements  for  Purposes  of  the  "Safe
                           Harbor"   Provisions   of  the   Private   Securities
                           Litigation Reform Act of 1995.

                                      F-2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ATLANTIC PREMIUM BRANDS, LTD.


Date:  June 4, 1997                    By:   /s/ Merrick M. Elfman
                                          ----------------------------
                                             Merrick M. Elfman,
                                             Chairman of the Board

                                      F-3